First Quarter 2023 Investor Briefing First Quarter 2023 Investor Briefing May 17, 2023

First Quarter 2023 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe” or “OPC”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION” in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, filed with the Securities and Exchange Commission on May 11, 2023, and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission on March 27, 2023. This electronic presentation is provided as of May 17, 2023. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

First Quarter 2023 Investor Briefing ‣ Vogtle 3 & 4 Update ‣ Operations Update ‣ Member Financial Update ‣ Financial and Liquidity Update Presenters and Agenda Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3 David Sorrick Executive Vice President and Chief Operating Officer

First Quarter 2023 Investor Briefing Vogtle 3&4 – Construction Overview 4 ‣ Oglethorpe is a 30% co-owner of the two new nuclear units under construction at Plant Vogtle. ‣ When these two units are complete, Plant Vogtle will be the largest producer of emission-free energy in the country. • Completed testing at 25% and 50% reactor power levels and reached 75% power for the first time. • Currently mitigating testing challenges discovered during power ascension testing. • Projected commercial operation date in July 2023. • Successfully completed hot functional testing on May 1st • Next major milestone is Fuel Load which is scheduled to begin in Q3 or early Q4 2023. • Projected commercial operation date in March 2024. U ni t 3 U ni t 4

First Quarter 2023 Investor Briefing Vogtle 3&4 – Freeze Option 5 ‣ On June 17, 2022 we notified Georgia Power of our election to exercise the tender option and cap our capital costs in exchange for a proportionate reduction of our 30% interest in the two new units. (The City of Dalton exercised its tender option on July 26, 2022.) ‣ Based on the current project budget, our schedule assumptions, and our interpretation of the Global Amendments, we expect to transfer approximately 55 MW out of 660 MW to Georgia Power. ‣ Our resulting ownership share will decline from 30% to approximately 27.5%. ‣ We estimate that we will avoid incurring approximately $535 million in construction costs and $20 million in interest during construction and other costs associated with the project. ‣ If the total project costs exceed our current budget, our ownership share and MW would be further reduced. ‣ We and MEAG each filed lawsuits against Georgia Power to enforce the terms of the Global Amendments. MEAG settled its claims in September 2022. Oglethorpe’s lawsuit is pending in the Superior Court of Fulton County (Business Case Division). The City of Dalton intervened in Oglethorpe’s case and echoed Oglethorpe’s claims against Georgia Power. • Georgia Power’s answer to Oglethorpe’s lawsuit included a counterclaim asserting Georgia Power’s view of the Global Amendments.

First Quarter 2023 Investor Briefing Vogtle 3&4 – Project Budget 6 ‣ Oglethorpe’s current budget for its interest in Vogtle 3&4 is $8.1 billion, which includes some level of Oglethorpe- level contingency. This budget reflects our June 17, 2022 exercise of the tender option per the Global Amendments to the Joint Ownership Agreements. ‣ This budget is based on commercial operation dates of July 2023 and March 2024 for Unit 3 and Unit 4, respectively, Any schedule extension beyond these in-service dates would increase our financing costs by approximately $15-$20 million per month for Unit 3 and $10-$15 million per month for Unit 4. ‣ Based on the current project budget and schedule and our interpretation of the Global Amendments we would transfer approximately 55 megawatts, out of 660 megawatts, to Georgia Power. Our resulting ownership share would decline from 30% to approximately 27.5%. (in millions) Project Budget (Tender) Actual Costs March 31, 2023 Construction Costs (a) $6,559 $6,286 Freeze Capital Credit (b) (532) - Financing Costs 2,038 1,844 Subtotal $8,065 $8,130 (c) Deferred Training Costs 47 47 Total Project Costs before Contingency $8,112 $8,177 Oglethorpe-Level Contingency $3 $ - Totals $8,115 $8,177 (a) Construction costs are net of $1.1 billion Oglethorpe received from Toshiba Corporation under a Guarantee Settlement Agreement and $99 million in cost sharing benefits associated with the Global Amendments to the Joint Ownership Agreements. (b) Oglethorpe exercised the tender option to cap our capital costs at the EAC in VCM 19 plus $2.1 billion, the freeze tender threshold. The freeze capital credit reflects our share of budgeted amounts that exceed this threshold. (c) At March 31, approximately $200 million relates to costs that exceed the tender option threshold that is the subject of litigation between us and Georgia Power.

First Quarter 2023 Investor Briefing $14,000.00 $15,000.00 $16,000.00 $17,000.00 $18,000.00 $19,000.00 $20,000.00 $21,000.00 $ m ill io ns Actual Project Spending Forecasted Project Spending VCM 19 Baseline - $17.1 B - Max $44 M in potential savings to OPC - Max $55 M in potential savings to OPC Band 2 - ($800 M) Band 3 - ($800 M) Band 4 - ($500 M) No change to Cost sharing (45.7/30.0/22.7/1.6) (55.7/24.5/18.5/1.3) (65.7/19.0/14.3/1.0) (GPC/OPC/MEAG/Dalton) Crossed into cost sharing in March 2022 Assumed U3 COD Crossed “freeze option” band in Q4 2022. Co-Owner Cost Sharing Agreement – Projected Timing of Triggers 7 Notes: Amounts shown represent 100% ownership Vogtle 3&4 shareable capital project budget. Exercised Freeze Option Time Now …. $

First Quarter 2023 Investor Briefing Vogtle 3&4 Budget (Freeze vs. No Freeze) 8 Note – includes benefits from cost sharing ($99 million). (Left Axis) (Left Axis) (Left Axis) (Right Axis) (Right Axis) 0 100 200 300 400 500 600 700 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 19 ,2 00 19 ,3 00 19 ,4 00 19 ,5 00 19 ,6 00 19 ,7 00 19 ,8 00 19 ,9 00 20 ,0 00 20 ,1 00 20 ,2 00 20 ,3 00 20 ,4 00 20 ,5 00 20 ,6 00 20 ,7 00 20 ,8 00 20 ,9 00 21 ,0 00 21 ,1 00 21 ,2 00 21 ,3 00 21 ,4 00 21 ,5 00 21 ,6 00 21 ,7 00 21 ,8 00 21 ,9 00 22 ,0 00 22 ,1 00 22 ,2 00 22 ,3 00 22 ,4 00 22 ,5 00 22 ,6 00 O gl et ho rp e’ s O w ne rs hi p Sh ar e (M W ) O gl et ho rp e’ s P ro je ct C os t ( $ m ill io ns ) ($ millions) - Shared Construction Project Costs (100%) Potential Savings Project Cost (No Freeze) Project cost (Freeze) MW (No Freeze) MW (Freeze) U3: September 2023 U4: September 2024 U3: July 2023 U4: March 2024 U3: December 2023 U4: December 2024 U3: September 2022 U4: June 2023 15% of MWs lost (-99.2 MW) Savings: $1,093 million 8.4% of MWs lost (-55 MW) Savings: $555 million 13.1% of MWs lost (-86.5 MW) Savings: $928 million Cu rr en t B ud ge t ( $8 .1 B ; $ 8. 67 B) 11.1% of MWs lost (-73.2 MW) Savings: $766 million U3: March 2023 U4: December 2023 3.5% of MWs lost (-23.1 MW) Savings: $213 million U3: July 2023 U4: June 2024 …. $0

First Quarter 2023 Investor Briefing 52%36% 7% 1% 4% 55%33% 7% 1% 4% Oglethorpe’s Diversified Power Supply Portfolio Notes: Capacity and energy include Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. Plant Wansley was retired August 2022. Capacity includes Washington County acquired December 2022, which is under a tolling agreement with Georgia Power through May 31, 2024. 2023 Capacity (MW) 8,480 MW 9 2023 Energy (MWh) (April 2022 – March 2023) Member and Non-Member Sales 30 Million MWh Member Sales 29 Million MWh 60% 18% 12% 10% (f/k/a Effingham)

First Quarter 2023 Investor Briefing 0% 25% 50% 75% 100% Hatch Vogtle Scherer Chatt T.A. Smith B.C. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2022 2023 First Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 10

First Quarter 2023 Investor Briefing Members’ Load(a) ‣ MWh sales of 42 million in 2022. ‣ Average residential revenue of 12.6 cents/kWh in 2022. ‣ 66% of MWh sales were to residential class. (a) Preliminary estimate based on 37 of 38 Members reporting 2022 financial data to-date. ‣ Serve 2.1 million meters, representing approximately 4.4 million people. • Covers 38,000 square miles, or 65% of Georgia. • Includes 151 out of 159 counties in Georgia. ‣ No residential competition. ‣ Exclusive right to provide retail service in designated service territories. ‣ Competition only at inception for C&I loads in excess of 900kW. Member Systems at a Glance = Oglethorpe’s 38 Members Members’ Service Territory and Competition Revenue Contribution to Oglethorpe ‣ In 2022, Jackson EMC, GreyStone Power EMC, and Cobb EMC accounted for approximately 16%. 10%, and 10% of our total revenues, respectively. ‣ No other Member over 10%. 11 Residential Service 65.5% Commercial & Industrial 30.9% Other 3.6% 2022 Member Customer Base by MWh Sales

First Quarter 2023 Investor Briefing Financial Strength of Oglethorpe’s Members Recovery of All Costs + Margin 12 Note: Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. Note: These figures are preliminary estimates based on 37 of 38 Members reporting 2022 financial data to-date. Member 2022 Average Financial Ratios TIER: 3.07x Equity/Assets: 42% Equity/Total Capitalization: 52% Members’ 2022 Aggregate Financial Metrics Total Annual Revenues: $5.0 billion Total Net Margins: $301 million Total Patronage Capital: $4.6 billion Total Assets: $10.8 billion 0 5,000 10,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 M ill io ns Total Operating Revenue 1.92 2.11 2.47 2.52 2.43 2.64 2.84 2.95 3.22 3.07 - 1.00 2.00 3.00 4.00 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 TIER 41% 41% 41% 41% 41% 42% 42% 42% 43% 42% 32% 36% 40% 44% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Equity to Assets 48% 49% 49% 50% 51% 52% 52% 52% 53% 52% 40% 45% 50% 55% 60% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Equity to Total Capitalization …… 0 …… 0%

First Quarter 2023 Investor Briefing Member Residential Rate Comparison 13 (a) (b) (a) 2022 figure is a preliminary estimate based on 37 of 38 Members reporting 2022 financial data to-date. 2022 rates for these Members range from approximately 10.9 to 17.0 cents per kWh. (b) Source: U.S. Energy Information Administration. U.S. residential average for 2022 was 15.1 cents per kWh. 8.2 8.2 8.8 9.1 9.3 9.8 10.3 10.0 10.4 10.8 11.0 11.0 10.9 10.9 11.4 11.3 11.4 11.7 11.9 12.6 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 14.0 15.0 16.0 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 ce nt s p er k W h Residential Rate Comparison (Cents per kWh) Oglethorpe Member Average United States Average …. 0

First Quarter 2023 Investor Briefing - 2 4 6 8 10 12 14 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 2026 2028 C en ts / K W h OPC Average Power Cost vs. OPC Average Member Residential Rate OPC Avg. Power Cost With RMP OPC Member Avg. Residential Rate Oglethorpe Average Wholesale Power Cost (Historical & Projected) 14 Projected Oglethorpe Avg. Power Cost Average Annual Growth Rate Historical 2005 (ye) – 2022: 3.2% (the post LEM / MS power marketing deal era) Oglethorpe Avg. Power Cost Average Annual Growth Rate Projected 2023 (ye) – 2028: 2.2% (a) (a) Includes impact of Rate Management Programs (RMP). (b) Preliminary. 2022 amounts are unavailable for one of the 38 Members.

First Quarter 2023 Investor Briefing Vogtle 3&4 Impact on Power Costs 15 • Vogtle 3&4 is projected to impact Oglethorpe’s wholesale costs by approximately 11% in 2025, the first full year both units are in service. • This impact is expected to be dampened at the Member retail level, as Oglethorpe only supplies approximately two-thirds of Members’ energy needs. The average impact of Vogtle 3&4 on Member retail rates is projected to be approximately 5%. 0 2 4 6 8 10 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 ce nt s/ kW h Oglethorpe Wholesale Power Costs Oglethorpe Power Costs Oglethorpe Power Costs net Production Tax Credits Oglethorpe Power Costs net Production Tax Credits & Rate Management

Income Statement Excerpts

($ in thousands)	Three Months Ended March 31, 2023	2022	3/31/2023-3/31/2022 % Change	Year Ended December 31, 2022	2021	2020
Statement of Revenues and Expenses:						
Operating Revenues:						
Sales to Members - Capacity	$242,043	$243,291	-0.5%	$984,036	$946,662	$971,071
Sales to Members - Energy	145,610	174,158	-16.4%	990,647	610,447	405,939
Total Sales to Members	$387,653	$417,449	-7.1%	$1,974,683	$1,557,109	$1,377,010
Sales to non-Members	1,800	2,993	-39.9%	155,454	47,754	608
Operating Expenses:	332,447	362,597	-8.3%	1,936,086	1,410,482	1,159,909
Other Income	19,307	14,877	29.8%	72,244	71,254	50,695
Net Interest Charges	51,903	50,742	2.3%	204,591	207,854	212,509
Net Margin	$24,410	$21,980	11.1%	$61,704	$57,781	$55,895
Margins for Interest Ratio[a]	1.14	1.14		1.14	1.14	1.14
Sales to Members						
Energy Cost (cents/kWh)	2.45	3.12	-21.7%	3.86	2.47	1.83
Average Power Cost (cents/kWh)	6.52	7.49	-13.0%	7.70	6.30	6.21
Sales to Members (MWh)	5,948,052	5,573,760	6.7%	25,634,984	24,727,585	22,187,311

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture, and the 2023 budget also includes a 1.14 Margins for Interest ratio. Oglethorpe's Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10.

First Quarter 2023 Investor Briefing

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First Quarter 2023 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in three credit agreements that currently requires a minimum total patronage capital of $750 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 17 March 31, December 31, ($ in thousands) 2023 2022 2021 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,461,602 $4,385,770 $4,602,668 CWIP 7,885,910 7,716,035 6,779,392 Nuclear Fuel 392,621 388,303 375,267 Total Electric Plant $12,740,133 $12,490,108 $11,757,327 Total Investments and Funds 1,350,913 1,321,693 1,552,808 Total Current Assets 978,573 1,330,889 1,308,050 Total Deferred Charges 1,309,571 1,346,680 1,088,841 Total Assets $16,379,190 $16,489,370 $15,707,026 Capitalization: Patronage Capital and Membership Fees $1,216,537 $1,192,127 $1,130,423 Long-term Debt and Finance Leases 11,445,917 11,565,450 10,590,784 Other 30,377 30,201 27,701 Total Capitalization $12,692,831 $12,787,778 $11,748,908 Total Current Liabilities 1,449,177 1,495,293 1,718,008 Total Deferred Credits and Other Liabilities 2,237,182 2,206,299 2,240,110 Total Equity and Liabilities $16,379,190 $16,489,370 $15,707,026 Total Capitalization $12,692,831 $12,787,778 $11,748,908 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 113,145 114,142 111,908 Plus: Long-term Debt and Finance Leases due within one year 320,331 322,102 281,238 Total Long-Term Debt and Equities $13,126,307 $13,224,022 $12,142,054 Equity Ratio(a) 9.3% 9.0% 9.3%

First Quarter 2023 Investor Briefing RUS Loan Summary as of April 30, 2023 18 Total amount outstanding under all RUS Guaranteed Loans is $2.7 billion, with an average interest rate of 3.389% RUS Guaranteed Loans(a) (a) RUS-guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. (b) New loan applications will be submitted in May 2023 for the acquisition of the Washington facility and for general capital improvements across various plants. Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans(b) General & Environmental Improvements $630,342,000 $403,997,903 $226,344,097 Effingham Acquisition $234,681,000 $234,681,000 $0 $865,023,000 $638,678,903 $226,344,097

First Quarter 2023 Investor Briefing DOE Loan Summary as of April 30, 2023 ‣ Oglethorpe has fully advanced $4.6 billion of eligible project costs related to Vogtle 3&4 pursuant to loan agreements with DOE funded through the Federal Financing Bank. ‣ We began principal repayments of our DOE-guaranteed loans in February 2020, in accordance with the promissory notes. We expect to repay a total of approximately $486 million in principal by March 2024 and plan to refinance this with taxable bonds. To date, we have repaid $363.1 million under these loans. 19 DOE Guaranteed Loans for Vogtle 3&4 Loan Agreement Advanced Repaid Outstanding 2014 Loan $3,013,348,382 $236,292,378 $2,777,056,004 2019 Loan 1,619,679,706 $126,820,921 1,492,858,785 $4,633,028,088 $363,113,299 $4,269,914,789 Average interest rate on the outstanding balance under these loans is 2.936%.

First Quarter 2023 Investor Briefing $1,810 $907 $903 $397 $1,300 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ M ill io ns Oglethorpe’s Available Liquidity As of May 10, 2023 Borrowings Detail $3 million – Outstanding Letters of Credit for Operational Needs $34 million – CP for Vogtle Hedging $402 million – CP for Vogtle DOE Loan Payments $92 million – CP for Washington County Power Interim Financing $377 million – CP for Vogtle Interim Financing • Represents 321 days of liquidity on hand 20

First Quarter 2023 Investor Briefing Vogtle 3&4 Interest Rate Hedging - CP, $34 DOE - Vogtle 3&4 P&I - CP, $400 Washington Acquisition & Deferral - CP, $93 Vogtle 3 & 4 Interim Financing - CP, $352 Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 5.47% (dollars in millions) Secured LT Debt (4.30.23): $11.8 billion Weighted Average Cost: 3.80% 2023 April 30, 2023 2023 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Expensing of IDC Rate Management Program. 2023 2023 Secured Long Term Debt 21 1.14 MFI ratio $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 YE 2022 3/31/2023 $4.39 $4.46 $0.39 $0.39 $7.72 $7.89 (B illi on s) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $16,489 $16,379 $1,210 $ 1,210 $1,810 $1,810 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Ja n Fe b M ar A pr M ay Ju n Ju l A ug S ep O ct N ov D ec B or ro w in gs ( M il) Cash Borrowings CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il) $(300) $(100) $100 $300 $500 DOE RUS Taxable - - - $48 $486 - ($147) ($166) ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment $- $20 $40 $60 $80 $100 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p Oc t No v De c M illi on s Actual Budget 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Budget YTD Actual YTD 9.00 6.46 9.08 6.52 ¢/ kW h

First Quarter 2023 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Oglethorpe’s ESG Report along with its qualitative and quantitative EEI ESG/Sustainability Reports are available on its website. • Member information is generally filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website. Note: 2022 Member information is expected to be filed in an exhibit to Form 10-Q for the second quarter of this year.) • For additional information please contact: Additional Information 22 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Blair Romero Director, Corporate Communications blair.romero@opc.com 770-270-7290